SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant     ☒

Filed by a Party other than the Registrant     ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

Mid Atlantic Medical Services, Inc.

(Name of Registrant as Specified In Its Charter)

_____________________________________________________

Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

☒	Fee paid previously with preliminary materials

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

[Letterhead of MAMSI]

NOTICE TO PARTICIPANTS AND BENEFICIARIES

MAMSI/HCI COMBINED 401(K) PLAN

-OR-

MID ATLANTIC MEDICAL SERVICES, INC. CASH OR DEFERRED PROFIT SHARING PLAN

Dear Participant or Beneficiary:

This Notice provides information concerning your right to direct the voting of shares of Mid Atlantic Medical Services, Inc. (the “Company”) common stock held in the MAMSI/HCI Combined 401(k) Plan OR MID ATLANTIC MEDICAL SERVICES, INC. CASH OR DEFERRED PROFIT SHARING PLAN (the “Plan”). The voting of shares held by the Plan is directed by participants or beneficiaries who have Company common stock allocated to their Plan accounts.

Voting Directions

As a participant or beneficiary in the Plan whose account balance was partially invested in the Company’s common stock as of the record date, which is January 15, 2004, you are entitled to direct how the shares of the Company’s common stock that are allocated to your account are to be voted on the matters described below. Under the terms of the Plan, you may instruct the trustee of the Plan, Wachovia National Bank (the “Trustee”), as to how the shares of the Company’s common stock allocated to your Plan account are to be voted. To the extent that the Trustee does not receive timely instructions from you as to how to vote the shares of the Company’s common stock that are allocated to your account, such shares will not be voted on the matters to be presented at the special meeting of the Company’s stockholders.

Special Meeting

Enclosed with this notice are a Notice of Special Meeting and a Proxy Statement/Prospectus describing matters to be voted on at the Special Meeting of Stockholders of the Company to be held on February 10, 2004 (the “Special Meeting”), and a Voting Instruction Card. The Special Meeting will be held for the following purposes:

•	To consider and vote on a proposal to adopt the Agreement and Plan of Merger by and among UnitedHealth Group Incorporated, MU Acquisition LLC, and the Company, dated October 26, 2003, which is referred to as the merger agreement in the enclosed documents, pursuant to which the Company will merge with and into MU Acquisition LLC, and the Company will become a wholly owned subsidiary of UnitedHealth Group, referred to as the merger (the “Merger”).

•	To consider and vote on a proposal to authorize the proxies to vote to adjourn or postpone the Special Meeting, in their sole discretion, for the purpose of soliciting additional votes for the adoption of the merger agreement.

•	To transact such other business as may properly come before the Special Meeting.

The Board of Directors of the Company has recommended to the stockholders of the Company that they vote “FOR” each of the matters listed on the Voting Instruction Card. This recommendation is being provided to you for informational purposes. Your right to provide voting instructions to the Trustee of the Plan with regard to the matters to be voted on at the Special Meeting differs from the right of stockholders to vote directly on such matters.

The Notice of Special Meeting and the Proxy Statement/Prospectus have been prepared by the Company in connection with the Special Meeting. YOU ARE ENCOURAGED TO READ THE ENCLOSED MATERIALS CAREFULLY BEFORE COMPLETING THE ENCLOSED VOTING INSTRUCTION CARD. Please note that you should review the Proxy Statement/Prospectus only for its description of the Merger. You should ignore any references in the Proxy Statement/Prospectus to voting procedures. The procedures for providing voting instructions applicable to participants in the Plan are described in this letter, and not in the Proxy Statement/Prospectus. If you own shares of the Company’s common stock directly, you will receive proxy solicitation materials and a proxy form under separate cover as to how to vote such shares. Those proxy forms cannot be used to direct the voting of shares allocated to your account under the Plan. You must use the enclosed Voting Instruction Card to direct the voting of shares allocated to your account under the Plan.

Procedures for Voting Instructions

A Voting Instruction Card and a return envelope (with postage pre-paid) are enclosed. After you have read this letter, the Notice of Special Meeting and the Proxy Statement/Prospectus, please follow the directions on the Voting Instruction Card for instructing the Trustee as to how to vote the shares allocated to your account. You may supply the Trustee with your voting instructions via internet, telephone or mail as explained on the Voting Instruction Card.

If you decide to change your voting instructions after you have submitted your Voting Instruction Card, you must obtain a new card from the Trustee’s tabulating agent, The Bank of New York, by contacting The Bank of New York as described below. By properly completing and timely returning a new Voting Instruction Card, your previously submitted Voting Instruction Card will be automatically revoked.

Voting Deadline

In order to be assured that your voting instructions to the Trustee will be followed, your voting instructions must be received no later than 5:00 p.m. Eastern Standard Time on February 9, 2004. Any Voting Instruction Cards received after that time will be disregarded.

Confidentiality

Your voting instructions to the Trustee are strictly confidential. The Trustee will not disclose to the Company or anyone else your voting instructions or whether or not you gave instructions. You should feel free to instruct the Trustee to vote in the manner you think best.

How To Contact The Bank of New York

If you have any questions or comments concerning the procedure for completing and/or returning your Voting Instruction Card, please contact Investor Services at The Bank of New York at 212.524.4458, between the hours of 8 a.m. and 8 p.m. Eastern Standard Time. Your telephone call or other communication will be kept confidential.

Sincerely,

The Compensation & Stock Option Committee
January 16, 2004	of Mid Atlantic Medical Services, Inc.

Mid Atlantic Medical Services, Inc. Cash or Deferred Profit Sharing Plan

This Voting Instruction Card is to be used solely and
exclusively for the purpose of instructing the trustee of the
Mid Atlantic Medical Services, Inc. Cash or Deferred Profit
Sharing Plan (the “Plan”) as to how to vote the shares of
Mid Atlantic Medical Services, Inc. common stock
allocated to your Plan account.	YOUR VOTING INSTRUCTIONS ARE IMPORTANT VOTING INSTRUCTIONS MAY BE PROVIDED BY INTERNET / TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK

INTERNET		TELEPHONE			MAIL

https://www.proxyvotenow.com/ mme		1-866-756-9897

• Go to the website address listed above.	OR	•	Use any touch-tone telephone.	OR	•	Mark, sign and date your voting instruction card.
• Have your voting instruction card ready.		•	Have your voting instruction card ready.		• •	Detach your voting instruction card. Return your voting instruction card in the postage-paid envelope provided.
• Follow the simple instructions that appear on your computer screen.		•	Follow the simple recorded instructions.

YOUR VOTING INSTRUCTIONS ARE VERY IMPORTANT

If providing voting instructions by mail, the voting instruction card must be signed and dated below.

Please fold and detach card at perforation before mailing.

ê DETACH VOTING INSTRUCTION CARD HERE ê

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED ENVELOPE.		☒ Voting Instructions must be indicated (x) in black or blue ink.

The Board of Directors recommends that the shareholders vote FOR Proposals 1 and 2. Your right to provide voting instructions hereunder differs from the right of shareholders to vote directly on these matters.
The Board of Directors knows of no other matters that are to be presented at the Special Meeting of Stockholders.

		FOR	AGAINST	ABSTAIN
1.	To adopt the Agreement and Plan of Merger, dated as of October 26, 2003, by and among UnitedHealth Group Incorporated, MU Acquisition LLC and Mid Atlantic Medical Services, Inc. and the transactions contemplated thereby, including the merger, as more fully described in the accompanying proxy statement/prospectus.	☐	☐	☐	To change your address, please mark this box. ☐

2.	To authorize the proxies to vote to adjourn or postpone the Special Meeting of Stockholders, in their sole discretion, for the purpose of soliciting additional votes for Proposal 1.	☐	☐	☐	If you have any comments, please mark this box. ☐

S C A N L I N E

Please sign exactly as your name appears hereon. Joint owners should each sign personally. When signing as an executor, administrator, corporation officer, attorney, agent, trustee, guardian, or in any other representative capacity, please state your full title as such.

		Date		Signature	Signature (if held jointly)

MID ATLANTIC MEDICAL SERVICES, INC.

P.O. BOX 11176

NEW YORK, N.Y. 10203-0176

MAMSI/HCI Combined 401(k) Plan

This Voting Instruction Card is to be used solely and exclusively for the purpose of instructing the trustee of the MAMSI/HCI Combined 401(k) Plan (the “Plan”) as to how to vote the shares of Mid Atlantic Medical Services, Inc. common stock allocated to your Plan account.	YOUR VOTING INSTRUCTIONS ARE IMPORTANT VOTING INSTRUCTIONS MAY BE PROVIDED BY INTERNET / TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK

INTERNET			TELEPHONE			MAIL

https://www.proxyvotenow.com/ mme			1-866-756-9897

•	Go to the website address listed above.	OR	•	Use any touch-tone telephone.	OR	•	Mark, sign and date your voting instruction card.
•	Have your voting instruction card ready.		•	Have your voting instruction card ready.		•	Detach your voting instruction card.
•	Follow the simple instructions that appear on your computer screen.		•	Follow the simple recorded instructions.		•	Return your voting instruction card in the postage-paid envelope provided.

YOUR VOTING INSTRUCTIONS ARE VERY IMPORTANT

If providing voting instructions by mail, the voting instruction card must be signed and dated below.

Please fold and detach card at perforation before mailing.

ê DETACH VOTING INSTRUCTION CARD HERE ê

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED ENVELOPE.		☒ Voting Instructions must be indicated (x) in black or blue ink.

The Board of Directors recommends that the shareholders vote FOR Proposals 1 and 2. Your right to provide voting instructions hereunder differs from the right of shareholders to vote directly on these matters.
The Board of Directors knows of no other matters that are to be presented at the Special Meeting of Stockholders.

		FOR	AGAINST	ABSTAIN
1.	To adopt the Agreement and Plan of Merger, dated as of October 26, 2003, by and among UnitedHealth Group Incorporated, MU Acquisition LLC and Mid Atlantic Medical Services, Inc. and the transactions contemplated thereby, including the merger, as more fully described in the accompanying proxy statement/prospectus.	☐	☐	☐	To change your address, please mark this box. ☐

2.	To authorize the proxies to vote to adjourn or postpone the Special Meeting of Stockholders, in their sole discretion, for the purpose of soliciting additional votes for Proposal 1.	☐	☐	☐	If you have any comments, please mark this box. ☐

S C A N L I N E

Please sign exactly as your name appears hereon. Joint owners should each sign personally. When signing as an executor, administrator, corporation officer, attorney, agent, trustee, guardian, or in any other representative capacity, please state your full title as such.

		Date		Signature	Signature (if held jointly)

MID ATLANTIC MEDICAL SERVICES, INC.

P.O. BOX 11176

NEW YORK, N.Y. 10203-0176

[Letterhead of MAMSI]

NOTICE TO OPTION HOLDERS

MID ATLANTIC MEDICAL SERVICES, INC.

STOCK COMPENSATION TRUST

Dear Option Holder:

This Notice provides information concerning your right to direct the voting of shares of Mid Atlantic Medical Services, Inc. (the “Company”) common stock held in the Company’s Stock Compensation Trust (the “Trust”). The Trust holds shares of common stock that are used to fund stock option exercises, as well as for other purposes. The voting of shares held by the Trust is directed by holders of Company stock options.

Voting Directions

As a holder of options to purchase shares of the Company’s common stock held by the Trust, you are entitled to instruct the trustee of the Trust, The Bank of New York (the “Trustee”), as to how to vote a portion of the Trust’s shares on the matters described below. Under the terms of the Trust agreement, you may instruct the Trustee as to how to vote a number of shares equal to the total number of shares of the Company’s common stock held in the Trust, divided by the number of option holders on the record date, which is January 15, 2004. Accordingly, you are entitled to instruct the Trustee as to how to vote 5,511 shares of the Company’s common stock held by the Trust. To the extent that the Trustee does not receive timely instructions from you as to how to vote the shares for which you are entitled to direct such vote, such shares will be voted by the Trustee in the same proportion as the shares for which the Trustee does receive proper instructions.

Special Meeting

Enclosed with this notice are a Notice of Special Meeting and a Proxy Statement/Prospectus describing matters to be voted on at the Special Meeting of Stockholders of the Company to be held on February 10, 2004 (the “Special Meeting”), and a Voting Instruction Card. The Special Meeting will be held for the following purposes:

•	To consider and vote on a proposal to adopt the Agreement and Plan of Merger by and among UnitedHealth Group Incorporated, MU Acquisition LLC, and the Company, dated October 26, 2003, which is referred to as the merger agreement in the enclosed documents, pursuant to which the Company will merge with and into MU Acquisition LLC, and the Company will become a wholly owned subsidiary of UnitedHealth Group, referred to as the merger (the “Merger”).

•	To consider and vote on a proposal to authorize the proxies to vote to adjourn or postpone the Special Meeting, in their sole discretion, for the purpose of soliciting additional votes for the adoption of the merger agreement.

•	To transact such other business as may properly come before the Special Meeting.

The Board of Directors of the Company has recommended to the stockholders of the Company that they vote “FOR” each of the matters listed on the Voting Instruction Card. This recommendation is being provided to you for informational purposes. Your right to provide voting instructions to the Trustee of the Trust with regard to the matters to be voted on at the Special Meeting differs from the right of stockholders to vote directly on such matters.

The Notice of Special Meeting and the Proxy Statement/Prospectus have been prepared by the Company in connection with the Special Meeting. YOU ARE ENCOURAGED TO READ THE ENCLOSED MATERIALS CAREFULLY BEFORE COMPLETING THE ENCLOSED VOTING INSTRUCTION CARD. Please note that you should review the Proxy Statement/Prospectus only for its description of the Merger. You should ignore any references in the Proxy Statement/Prospectus to voting procedures. The procedures for providing voting instructions applicable to holders of options to purchase shares of the Company’s common stock held by the Trust are described in this letter, and not in the Proxy Statement/Prospectus. If you own shares of the Company’s common stock directly, you will receive proxy solicitation materials and a proxy form under separate cover as to how to vote such shares. Those proxy forms cannot be used to direct the voting of shares held by the Trust. You must use the enclosed Voting Instruction Card for the purpose of instructing the Trustee as to how to vote the number of shares held by the Trust for which you are entitled to direct such vote.

Procedures for Voting Instructions

A Voting Instruction Card and a return envelope (with postage pre-paid) are enclosed. After you have read this letter, the Notice of Special Meeting and the Proxy Statement/Prospectus, please follow the directions on the Voting Instruction Card for instructing the Trustee as to how to vote the shares for which you are entitled to direct such vote. You may supply the Trustee with your voting instructions via internet, telephone or mail as explained on the Voting Instruction Card.

If you decide to change your voting instructions after you have submitted your Voting Instruction Card, you must obtain a new card from The Bank of New York by contacting The Bank of New York as described below. By properly completing and timely returning a new Voting Instruction Card, your previously submitted Voting Instruction Card will be automatically revoked.

Voting Deadline

In order to be assured that your voting instructions to the Trustee will be followed, your voting instructions must be received no later than 5:00 p.m. Eastern Standard Time on February 9, 2004. Any Voting Instruction Cards received after that time will be disregarded.

Confidentiality

Your voting instructions to the Trustee are strictly confidential. The Trustee will not disclose to the Company or anyone else your voting instructions or whether or not you gave instructions. You should feel free to instruct the Trustee to vote in the manner you think best.

How To Contact The Bank of New York

If you have any questions or comments concerning the procedure for completing and/or returning your Voting Instruction Card, please contact Investor Services at The Bank of New York at 212.524.4458, between the hours of 8 a.m. and 8 p.m. Eastern Standard Time. Your telephone call or other communication will be kept confidential.

Sincerely,

The Compensation & Stock Option Committee
January 16, 2004	of Mid Atlantic Medical Services, Inc.

Mid Atlantic Medical Services, Inc. Stock Compensation Trust

This Voting Instruction Card is to be used solely and exclusively for the purpose of instructing the trustee of Mid Atlantic Medical Services, Inc. (“MAMSI”) Stock Compensation Trust (the “Trust”) as to how to vote the number of shares of MAMSI common stock held by the Trust for which you are entitled to direct such vote, as determined by the terms of the Trust instrument.	YOUR VOTING INSTRUCTIONS ARE IMPORTANT VOTING INSTRUCTIONS MAY BE PROVIDED BY INTERNET / TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK

INTERNET		TELEPHONE			MAIL

https://www.proxyvotenow.com/mme		1-866-756-9897

• Go to the website address listed above.	OR	•	Use any touch-tone telephone.	OR	•	Mark, sign and date your voting instruction card.
• Have your voting instruction card ready.		•	Have your voting instruction card ready.		•	Detach your voting instruction card.
• Follow the simple instructions that appear on your computer screen.		•	Follow the simple recorded instructions.		•	Return your voting instruction card in the postage-paid envelope provided.

YOUR VOTING INSTRUCTIONS ARE VERY IMPORTANT

If providing voting instructions by mail, the voting instruction card must be signed and dated below.

Please fold and detach card at perforation before mailing.

ê DETACH VOTING INSTRUCTION CARD HERE ê

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED ENVELOPE.		☒ Voting Instructions must be indicated (x) in black or blue ink.

The Board of Directors recommends that the shareholders vote FOR Proposals 1 and 2. Your right to provide voting instructions hereunder differs from the right of shareholders to vote directly on these matters.
The Board of Directors knows of no other matters that are to be presented at the Special Meeting of Stockholders.

		FOR	AGAINST	ABSTAIN
1.	To adopt the Agreement and Plan of Merger, dated as of October 26, 2003, by and among UnitedHealth Group Incorporated, MU Acquisition LLC and Mid Atlantic Medical Services, Inc. and the transactions contemplated thereby, including the merger, as more fully described in the accompanying proxy statement/prospectus.	☐	☐	☐	To change your address, please mark this box. ☐

2.	To authorize the proxies to vote to adjourn or postpone the Special Meeting of Stockholders, in their sole discretion, for the purpose of soliciting additional votes for Proposal 1.	☐	☐	☐	If you have any comments, please mark this box. ☐

S C A N L I N E

Please sign exactly as your name appears hereon. Joint owners should each sign personally. When signing as an executor, administrator, corporation officer, attorney, agent, trustee, guardian, or in any other representative capacity, please state your full title as such.

		Date		Signature	Signature (if held jointly)

MID ATLANTIC MEDICAL SERVICES, INC.

P.O. BOX 11176

NEW YORK, N.Y. 10203-0176